UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Great Harbor Capital, LLC Loan Amendments

On July 8, 2019, Twinlab Consolidated Holdings, Inc. ("Twinlab" or the "Company"), Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, LLC, Innovita Specialty Distribution LLC and Joie Essance, LLC (collectively with Twinlab, the "Twinlab Companies"), and Great Harbor Capital, LLC (“Great Harbor”) entered into Amendment No. 1 to Amended and Restated Secured Promissory Note (“Amendment No.1 to the Amended and Restated Secured Note #1”), with an effective date of June 30, 2019, relating to an original principal amount of $3,000,000 to amend that certain Amended and Restated Secured Note #1, dated February 6, 2018. Amendment No.1 to the Amended and Restated Secured Note #1 extends the maturity date of the note from August 29, 2020 to October 22, 2021.

On July 8, 2019, the Twinlab Companies and Great Harbor entered into Amendment No. 1 to Secured Promissory Note (“Amendment No.1 to Secured Note #1”), with an effective date of June 30, 2019, relating to an original principal amount of $2,000,000 to amend that certain Secured Note #1, dated February 6, 2018. Amendment No.1 to Secured Note #1 extends the maturity date of the note from February 6, 2021 to October 22, 2021.

On July 8, 2019, the Twinlab Companies and Great Harbor entered into Amendment No. 1 to Secured Promissory Note (“Amendment No.1 to Secured Note #2”), with an effective date of June 30, 2019, relating to an original principal amount of $5,000,000 to amend that certain Secured Note #2, dated July 27, 2018. Amendment No.1 to Secured Note #2 extends the maturity date of the note from January 27, 2020 to October 22, 2021

On July 8, 2019, the Twinlab Companies and Great Harbor entered into Amendment No. 1 to Secured Promissory Note (“Amendment No.1 to Secured Note #3”), with an effective date of June 30, 2019, relating to an original principal amount of $4,000,000 to amend that certain Secured Note #3, dated November 5, 2018. Amendment No.1 to Secured Note #3 extends the maturity date of the note from November 5, 2020 to October 22, 2021

On July 8, 2019, the Company and Great Harbor entered into Amendment No. 8 to Unsecured Promissory Note (“Amendment No. 8 to Unsecured Promissory Note #1”), with an effective date of June 30, 2019, relating to an original principal amount of $2,500,000 to amend that certain Unsecured Promissory Note #1, dated January 28, 2016, as amended by that certain Amendment No. 1 to Unsecured Promissory Note #1, dated March 21, 2016, that certain Amendment No. 2 to Unsecured Promissory Note #1, dated April 5, 2016, that certain Amendment No. 3 to Unsecured Promissory Note #1, dated July 21, 2016, that certain Amendment No. 4 to Unsecured Promissory Note #1, dated December 30, 2016, that certain Amendment No. 5 to Unsecured Promissory Note #1, dated March 14, 2017, that certain Amendment No. 6 to Unsecured Promissory Note #1, dated August 30, 2017, and that certain Amendment No. 7 to Unsecured Promissory Note #1, Dated January 22, 2019. Amendment No. 8 to the Unsecured Promissory Note #1 extends the maturity date of the note from June 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Great Harbor entered into Amendment No. 7 to Unsecured Promissory Note (“Amendment No. 7 to Unsecured Promissory Note #2”), with an effective date of June 30, 2019, relating to an original principal amount of $7,000,000 to amend that certain Unsecured Promissory Note #2, dated March 21, 2016, as amended by that certain Amendment No. 1 to Unsecured Promissory Note #2, dated April 5, 2016, that certain Amendment No. 2 to Unsecured Promissory Note #2, dated July 21, 2016, that certain Amendment No. 3 to Unsecured Promissory Note #2, dated December 30, 2016, that certain Amendment No. 4 to Unsecured Promissory Note #2, dated March 14, 2017, that certain Amendment No. 5 to Unsecured Promissory Note #2, dated August 30, 2017 and that certain Amendment No. 6 to Unsecured Promissory Note #2, dated January 22, 2019. Amendment No. 7 to Unsecured Promissory Note #2 extends the maturity date of the note from June 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Great Harbor entered into Amendment No. 1 to the Unsecured Amended and Restated Promissory Note (“Amendment No. 1 to the Unsecured Amended and Restated Promissory Note”), with an effective date of June 30, 2019, relating to an original principal amount of $2,500,000 to amend that certain Amendment No. 1 to the Unsecured Amended and Restated Promissory Note, dated August 30, 2017. Amendment No. 1 to the Unsecured Amended and Restated Promissory Note extends the maturity date of the note from December 30, 2019 to October 22, 2021.

Mr. David L. Van Andel, the Chairman of the Company’s Board of Directors, is the owner and principal of Great Harbor.

The foregoing descriptions of the Great Harbor loan amendments are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-Q for the quarter ended June 30, 2019.

Little Harbor LLC Loan Amendments

On July 8, 2019, the Company and Little Harbor LLC (“Little Harbor”) entered into Amendment No. 2 to Amended and Restated Unsecured Delayed Draw Promissory Note (“Amendment No. 2”), with an effective date of June 30, 2019, relating to an original principal amount of $4,769,996 to amend that certain Amended and Restated Unsecured Delayed Draw Promissory Note, dated August 30, 2017, as amended by Amendment No. 1 to Amended and Restated Unsecured Delayed Draw Promissory Note, dated January 22, 2019. Amendment No. 2 extends the maturity date of the note from June 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Little Harbor entered into Amendment No. 1 to Unsecured Promissory Note - Replacing Debt Repayment Agreement (“Amendment No. 1 to the Unsecured Promissory Note”), with an effective date of June 30, 2019, relating to an original principal amount of $3,266,670 to amend that certain Unsecured Promissory Note, dated February 6, 2018. Amendment No. 1 to the Unsecured Promissory Note extends the maturity date of the note from July 25, 2020 to October 22, 2021.

Mr. David L. Van Andel, the Chairman of the Company’s Board of Directors, is the owner and principal of Little Harbor.

The foregoing descriptions of the Little Harbor loan amendments are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-Q for the quarter ended June 30, 2019.

Golisano Holdings LLC

On July 8, 2019, the Twinlab Companies and Golisano Holdings LLC (“Golisano LLC”) entered into Amendment No. 1 to Secured Promissory Note (“Amendment No. 1 to the Secured Promissory Note”), with an effective date of June 30, 2019, relating to an original principal amount of $2,000,000 to amend that certain Secured Promissory Note, dated February 6, 2018. Amendment No. 1 to the Secured Promissory Note extends the maturity date of the note from February 6, 2021 to October 22, 2021.

On July 8, 2019, the Company and Golisano LLC entered into Amendment No. 2 to Amended and Restated Unsecured Delayed Draw Promissory Note (“Amendment No. 2 to the Delayed Draw Promissory Note”), with an effective date of June 30, 2019, relating to an original principal amount of $4,769,996 to amend that certain Amended and Restated Unsecured Delayed Draw Promissory Note, dated August 30, 2017, as amended by Amendment No. 1 to Amended and Restated Unsecured Delayed Draw Promissory Note, dated January 22, 2019. Amendment No. 2 to the Delayed Draw Note extends the maturity date of the note from June 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Golisano LLC entered into Amendment No. 2 to Amended and Restated Unsecured Promissory Note (“Amendment No. 2 to the Unsecured Note #1”), with an effective date of June 30, 2019, relating to an original principal amount of $2,500,000 to amend that certain Amended and Restated Unsecured Promissory Note, dated August 30, 2017, as amended by Amendment No. 1 to Amended and Restated Unsecured Promissory Note, dated January 22, 2019. Amendment No. 2 to the Unsecured Note #1 extends the maturity date of the note from June 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Golisano LLC entered into Amendment No. 2 to Amended and Restated Unsecured Promissory Note (“Amendment No. 2 to the Unsecured Note #2”), with an effective date of June 30, 2019, relating to an original principal amount of $7,000,000 to amend that certain Amended and Restated Unsecured Promissory Note, dated August 30, 2017, as amended by Amendment No. 1 to the Amended and Restated Unsecured Promissory Note, dated January 22, 2019. Amendment No. 2 to the Unsecured Note #2 extends the maturity date of the note from June 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Golisano LLC entered into Amendment No. 1 to Amended and Restated Unsecured Promissory Note (“Amendment No. 1 to the Unsecured Note #3”), with an effective date of June 30, 2019, relating to an original principal amount of $2,500,000 to amend that certain Amended and Restated Unsecured Promissory Note, dated August 30, 2017. Amendment No. 1 to the Unsecured Note #3 extends the maturity date of the note from December 30, 2019 to October 22, 2021.

On July 8, 2019, the Company and Golisano LLC entered into Amendment No. 1 to Amended and Restated Unsecured Promissory Note (“Amendment No. 1 to the Unsecured Note #4”), with an effective date of June 30, 2019, relating to an original principal amount of $3,266,664 to amend that certain Amended and Restated Unsecured Promissory Note, dated August 30, 2017. Amendment No. 1 to the Unsecured Note #4 extends the maturity date of the note from December 30, 2019 to October 22, 2021.

On July 8, 2019, the Twinlab Companies and Golisano LLC, as successor by assignment to JL-Mezz Utah, LLC f/k/a JL-BBNC Mezz Utah, LLC entered into the First Amendment to Amended and Restated Note (“First Amendment to Amended and Restated Note”), relating to an original principal amount of $5,000,000 to amend that certain Amended and Restated Note, dated August 30, 2017. The First Amendment to the Amended and Restated Note extends the maturity date of the note to October 22, 2021.

On July 8, 2019, the Twinlab Companies and Golisano LLC, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P. entered into the First Amendment to Second Amended and Restated Note (“First Amendment to Second Amended and Restated Note”), relating to an original principal amount of $8,000,000 to amend that certain Second Amended and Restated Note, dated August 30, 2017. The First Amendment to the Second Amended and Restated Note extends the maturity date of the note to October 22, 2021.

On July 8, 2019, the Twinlab Companies and Golisano LLC, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P. entered into the First Amendment to Amended and Restated Deferred Draw Note (“First Amendment to Amended and Restated Deferred Draw Note”), relating to an original principal amount of $2,000,000 to amend that certain Amended and Restated Deferred Draw Note, dated August 30, 2017. The First Amendment to Amended and Restated Deferred Draw Note extends the maturity date of the note to October 22, 2021

On July 8, 2019, the Twinlab Companies and Golisano LLC, as successor by assignment to JL-Mezz Utah, LLC f/k/a JL-BBNC Mezz Utah, LLC, entered into the Fifteenth Amendment to the Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended from time to time (the "Fifteenth Amendment"). The Fifteenth Amendment extends the maturity date of the note to October 22, 2021.

On July 8, 2019, the Twinlab Companies and Golisano LLC, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P., entered into the Sixteenth Amendment to Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended from time to time (the "Sixteenth Amendment"). The Sixteenth Amendment extends the maturity date of the note to October 22, 2021.

Mr. B. Thomas Golisano, a member of the Company’s Board of Directors, is the owner and principal of Golisano LLC.

The foregoing descriptions of the Golisano LLC loan amendments and note and warrant purchase agreement amendments are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-Q for the quarter ended June 30, 2019.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: July 12, 2019	By:	/s/ Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer, President and Director